Exhibit 99.1

Our job is to be the best Goldman Sachs Basic Materials Conference May 22, 2008

This presentation contains "forward-looking statements" within the meaning of the federal securities laws. These statements reflect management's current views with respect to future events and are subject to risk and uncertainties. We note that a variety of factors and uncertainties could cause our actual results to differ significantly from the results discussed in the forward-looking statements. Factors and uncertainties that might cause such differences include, but are not limited to: general economic, market, or business conditions; the opportunities (or lack thereof) that may be presented to us and that we may pursue; fluctuations in costs and expenses including the costs of raw materials, purchased energy, and freight; demand for new housing; accuracy of accounting assumptions related to pension and postretirement costs, impaired assets and contingency reserves; competitive actions by other companies; changes in laws or regulations and actions or restrictions of regulatory agencies; our ability to execute certain strategic initiatives; and other factors, many of which are beyond our control. This presentation includes non-GAAP financial measures. The required reconciliations to GAAP financial measures are included on our website, www.templeinland.com. RESULTS HAVE BEEN RECAST TO EXCLUDE FINANCIAL SERVICES, REAL ESTATE, FOREST AND SPECIAL ITEMS. Forward Looking Statements

Our Key Objective: Creating Superior and Sustainable Shareholder Value Superior and sustainable shareholder value created by maximizing Return on Investment (ROI) and profitable growth At Temple-Inland, we are committed to MAXIMIZING ROI and profitably GROWING our business

Corrugated Packaging Segment Highlights 3.5 million tons of containerboard 3.4 million tons of boxes # 3 industry producer Business Highlights Financial Highlights ($ in Millions) 2003 2004 2005 2006 2007 Revenue $2,700 $2,736 $2,825 $2,977 $3,044 EBIT $18 $96 $120 $255 $287 Investment $2,237 $2,042 $2,125 $2,039 $2,004 ROI 0.8% 4.7% 5.6% 12.5% 14.3% EBITDA $185 $255 $280 $408 $429

Corrugated Packaging Strategic Initiatives Maintain full integration - Box plant consumption > mill capacity Drive for low cost - Asset utilization and manufacturing excellence Improve mix and margins - Sales excellence Grow business - Organically / Acquisition Lowering Costs, Improving Efficiencies and Growing Profitable Market Share

Integration Level - Highest in the Industry Temple-Inland is the most integrated producer of corrugated containers Million Tons Integration Level 3.7 3.6 3.5 3.4 110% 100% 90% 80% 70% 60% 50% 3.5 3.6 102% 90% 80% 77% 70% TIN WY PKG SSCC IP Mill Capacity Box Plant Consumption

Holding the Line on Mill Costs and Improving Productivity 2003 2007 9300 9900 Mill Costs Mill Productivity 2003 2007 300.2 301 300 272 Actual Cost per ton Tons per day Production 15% Increase Cost per ton (@ 2003 input costs) Flat

Lower Converting Costs and Higher Productivity Produced 275,000 tons more boxes despite closure of 11 converting facilities since 2003 2003 2007 2900 3658 Lowering Converting Costs Improving Box Plant Productivity 2003 2007 283 266 Cost per ton Boxes per hour Production 6% Reduction 26% Increase

Box Shipment Growth Exceeding Industry 2003 2007 Box Plants 75 64 West North Cumulative Shipment Growth from 2003 - 2007 TIN Converting Facilities TIN box shipment growth exceeds industry despite closure of 11 converting facilities since 2003 2003 to 2007 Industry Growth 0.029 TIN Growth 0.09 9.0%

FBA Nat'l Corrugated Price Index 100 99.5 97.7 96.3 94.3 95.8 99.8 101.6 103.1 102.5 98.9 96.8 100.4 105.4 108.7 107.9 107.9 109.1 108.8 111.4 112.4 TIN Price 100 98.5 97.2 95.9 95.1 95.4 99.6 102.7 103 102.1 99 98.8 101.9 105.8 108.9 110.1 109 108.3 107.5 111.7 112 2003 2004 2005 2006 2007 TIN Sales Price vs. FBA National Corrugated Price Index 2008 Source: Fibre Box Association National Corrugated Price Index.

Corrugated Packaging - 2nd Highest ROA in Industry 2003 2004 2005 2006 2007 TIN 0.007 0.041 0.049 0.11 0.126 PCA 0.086 0.081 0.077 0.144 0.179 Weyerhaeuser 0.049 0.045 0.033 0.057 0.071 Smurfit-Stone 0.028 0.037 0.023 0.054 0.078 TIN has highest ROA improvement relative to Peer Group Notes: (1) As reported by segment for TIN and Weyerhaeuser. (2) For PCA EBIT - Gross profit selling and administrative expenses. (3) For Smurfit-Stone EBIT as reported by segment; assets as reported by segment for each year and other assets of $3,294 mil in all years. Change in ROA Company 2003 - 2007 TIN 11.9 % pts PKG 9.3 SSCC 5.0 WY 2.2

Opportunity Sales excellence Box plants Profitable sales growth Food and beverage segment focus Manufacturing excellence Mills Further reduce costs with focus on fiber, energy, labor and freight Box plants Increase asset utilization

Further Opportunity 2003 - 2006 2007 2009 Existing 225 225 225 Future 0 100 Manufacturing and sales excellence will drive additional $100M improvement or 5% ROI increase from 2007-2009 Business Improvement Millions

Corrugated Packaging Industry Fundamentals Significant capacity rationalization and high operating rates Lower inventories Domestic market with limited import threat Consolidating industry

Corrugated Packaging Industry Containerboard Capacity Changes and Operating Rate Net capacity reductions of 5% from 1999 - 2006 (Million Short Tons) Source: RISI

Inventory Levels Continue to Decline 3.0 4.0 5.0 6.0 7.0 8.0 9.0 10.0 11.0 80 81 82 83 84 85 86 87 88 89 90 91 92 93 94 95 96 97 98 99 00 01 02 03 Mill and Box Plants' Weeks of Supply 1980 - 1989 Average: 6.4 Weeks 1990 - 1999 Average: 5.1 Weeks 2000 - Present (1) Average: 4.4 Weeks 04 05 06 07 Source: Fibre Box Association (1) As of April 2008 Inventory levels have declined to an average of 4.4 weeks since 2000 08

Linerboard Pricing Trends Improved Industry Fundamentals Has Led to Higher Average Prices and Reduced Volatility 1992 1993 1994 1995 1996 1997 1998 1999 2000 2001 2002 2003 2004 2005 2006 2007 2008 Lineboard ($/ton) 342 299 367 506 366 326 354 383 453 424 383 366 411 414 488 517 553 Source: RISI Linerboard ($/ton) Improved Linerboard Pricing

Corrugated Packaging Summary Track record of success Simple, effective strategy...execution = results $100M of business improvement expected from 2007 - 2009 through manufacturing and sales excellence Industry fundamentals favorable

Building Products Portfolio of Products Lumber Gypsum Particleboard MDF Lowest quartile cost converting operations Located near large, high-growth markets Financial Highlights Business Highlights ($ in Millions) 2004 2005 2006 2007 Revenue $851 $898 $1,119 $806 EBIT $129 $125 $221 $8 Investment $396 $361 $586 $562 ROI 32.6% 34.6% 37.7% 1.4% EBITDA $167 $160 $265 $53 Increased Earnings, Low Investment = High ROI

Building Products Strategic Initiatives Deliver tailored portfolio of building products Products for new home, repair and remodeling and commercial markets Drive low cost Manufacturing excellence Serve growing markets Favorable demographics Provide sales excellence Unequaled customer service

Lumber Low cost, state of art manufacturing system Logistically advantaged to large growing markets Strong long-term market fundamentals Stable fiber supply at market prices Buna Pineland Diboll Rome DeQuincy Lumber Competitive Position Sawmill Locations Temple-Inland Sawmills 1st Quartile 2nd Quartile 3rd Quartile 4th Quartile Source: Beck & RISI Studies Temple-Inland Sawmills Sawmill Locations

Gypsum Low-cost manufacturing system Synthetic gypsum furnish 65% vs. 30% for industry TIN Industry Synthetic Gypum Furnish 0.65000000013148 0.3 Synthetic Gypsum Furnish Gypsum Competitive Position Cumberland Fletcher W. Memphis McQueeney 1st Quartile 2nd Quartile 3rd Quartile 4th Quartile Source: Internal Analysis

Industrial Panels - Particleboard & MDF Lowest cost system High-value engineered family of products Targeted markets Kitchen cabinets Laminators MDF laminate flooring Panels Competitive Position Monroeville Hope Diboll Thomson 1st Quartile 2nd Quartile 3rd Quartile 4th Quartile Source: Beck Study PB MDF El Dorado Mt. Jewett

Building Products Action Plan Reduced production throughout system Reduced headcount by 18%

Fundamental Drivers of Housing Demand "Over the longer term, the outlook for housing markets is favorable. With household growth accelerating and second home demand climbing....housing production should average more than two million units annually over the next ten years." 2000 - 2030 Population Growth + 80 million New Jobs + 45 million New Households + 20 million Average Net New + 2 million Housing/Year Texas California Arizona Georgia North Carolina Florida Temple-Inland Facility U.S. Census Bureau and Joint Center for Housing Studies at Harvard

Building Products - Summary Positive long-term demand driven by demographics Low cost Location near large and growing markets Customer focus Strong ROI and significant cash flow

Financial Priorities Investment - ROI discipline Growth Organic Acquisition Return cash to shareholders Dividend Share repurchases Debt reduction

Our Key Objective: Creating Superior and Sustainable Shareholder Value Superior and sustainable shareholder value created by maximizing Return on Investment (ROI) and profitable growth At Temple-Inland, we are committed to MAXIMIZING ROI and profitably GROWING our business

Our job is to be the best